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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): OCTOBER 12, 1995
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                       THE HALLWOOD GROUP INCORPORATED
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            (Exact name of registrant as specified in its charter)


       DELAWARE                        1-8303                    51-0261339
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(State or other               (Commission File Number)          (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation

3710 RAWLINS, SUITE 1500, DALLAS, TEXAS                         75219
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (214) 528-5588
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                              (NOT APPLICABLE)
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(Former name or former address, if changed since last report)


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ITEM 8.  CHANGE IN FISCAL YEAR

         On October 12, 1995, the Board of Directors of The Hallwood Group Incorporated (the "Company") approved a change in the Company's fiscal year end from July 31 to December 31, to be effective beginning December 31, 1995. The Company will file its Annual Report on Form 10-K for its fiscal year ended July 31, 1995, and a Quarterly Report on Form 10-Q for the quarter ending October 31, 1995. The Company's next periodic report to be filed with the Securities and Exchange Commission will be a transition report on Form 10-Q to be filed with respect to the period ending December 31, 1995.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE HALLWOOD GROUP INCORPORATED


Date:  October 26, 1995                    By:  /s/ Melvin J. Melle
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                                                Melvin J. Melle
                                                Vice President, Chief Financial
                                                Officer and Secretary





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                               INDEX TO EXHIBITS


         Exhibit No.                               Exhibit
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             20                            Press Release of The Hallwood
                                           Group Incorporated





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